EXECUTION VERSION
FIRST AMENDMENT
THIS FIRST AMENDMENT (this “Amendment”), dated as of September 30, 2026 (the “First Amendment Effective Date”), is entered into among USANA HEALTH SCIENCES, INC., a Utah corporation (the “Borrower”), the other Guarantors party hereto, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swingline Lender and L/C Issuer.
RECITALS
WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer are parties to that certain Third Amended and Restated Credit Agreement, dated as of June 27, 2025 (as amended, modified, supplemented, increased, extended, restated, renewed, refinanced and replaced from time to time, the “Credit Agreement”);
WHEREAS, the Loan Parties have requested certain modifications to the Credit Agreement and the Required Lenders have agreed to such modifications on the terms and conditions herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement, as amended by this Amendment.
2.    Amendments to Credit Agreement.
(a)    the definition of “Sale and Leaseback Transaction” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Sale and Leaseback Transaction” means, with respect to any Loan Party or any Subsidiary, any arrangement, directly or indirectly, with any Person whereby such Loan Party or such Subsidiary shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.
(b)    Section 7.05(g) of the Credit Agreement is hereby amended by deleting “$500,000” appearing therein and substituting “$2,500,000” therefor.
(c)    Section 6.12(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a) Consolidated EBITDA. Maintain, as of the end of each fiscal quarter of Borrower, commencing with the fiscal quarter of Borrower ending October 3, 2026, Consolidated EBITDA for the period of four (4) fiscal quarters then ended in amount equal to or greater than $100,000,000; provided that if, as of the last day of any such four (4) fiscal quarter period, the aggregate Revolving Exposure of all Lenders does not exceed $50,000,000, then the minimum Consolidated
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EBITDA required by this Section 6.12(a) shall be reduced to $70,000,000 for such applicable period.
(d)    Section 7.05 of the Credit Agreement is hereby amended by adding a new clause (h) immediately following clause(g) thereof to read as follows:
(h) the sale by USANA Australia Pty, Ltd of real property located in Sydney, Australia and the application of the net proceeds thereof as determined by the Borrower in its reasonable business judgment;
(e)    Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
7.12    Sale and Leaseback Transactions.
Enter into any Sale and Leaseback Transaction except (a) to the extent otherwise agreed by the Required Lenders and (b) to the extent constituting a Sale and Leaseback Transaction, any Disposition permitted by Section 7.05(h).
3.    Conditions Precedent. This Amendment shall be effective on the First Amendment Effective Date upon satisfaction of the following conditions precedent:
(a)    Documentation. Receipt by the Administrative Agent of counterparts of this Amendment duly executed by each Loan Party, the Required Lenders and the Administrative Agent.
(b)    Attorney Costs. The Borrower shall have paid all reasonable, documented and out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent due under the Loan Documents.
4.    Miscellaneous.
(a)    Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect. The Credit Agreement (as amended hereby) and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent or any Lender of any rights and remedies under the Loan Documents, at law or in equity.
(b)    Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment and the transactions contemplated hereby, (ii) affirms all of its obligations under the Loan Documents to which it is a party, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents to which it is a party.
(c)    Each Loan Party (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and continue in full force and effect and (ii) agrees that

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this Amendment does not in any manner impair or otherwise adversely affect, or constitute or establish a novation of, any of the Liens granted in or pursuant to the Loan Documents.
(d)    Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows: after giving effect to this Amendment: (i) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement (as amended hereby) or in any other Loan Document are (A) with respect to representations and warranties that contain a materiality qualification, true and correct on and as of the date hereof (unless such representation and warranty speaks as of an earlier date, in which case true and correct as of such earlier date) and (B) with respect to representations and warranties that do not contain a materiality qualification, are true and correct in all material respects on and as of the date hereof (unless such representation and warranty speaks as of an earlier date, in which case true and correct in all material respects as of such earlier date), and except that for purposes of this Section 4(d), the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, and (ii) no Default or Event of Default exists.
(e)    This Amendment may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or in any other electronic format (such as .pdf format) shall be effective as delivery of a manually executed original counterpart of this Amendment. Subject to Section 11.18 of the Credit Agreement, execution of this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be.
(f)    This Amendment is a Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon the effectiveness hereof, all references to the “Credit Agreement” set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement, as amended hereby.
(g)    THIS AMENDMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS. THIS AMENDMENT SHALL BE FURTHER SUBJECT TO THE TERMS AND CONDITIONS OF SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT, THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered by a duly authorized officer as of the date first above written.

BORROWER:            USANA HEALTH SCIENCES, INC., a Utah corporation

By:    /s/ G. Douglas Hekking
Name: G. Douglas Hekking
Title: Chief Financial Officer

GUARANTORS:        USANA ACQUISITION CORP., a Utah corporation
USANA SENSÉ COMPANY, INC., a Utah corporation
USANA HEALTH SCIENCES NEW ZEALAND, INC. a Delaware corporation
USANA CANADA HOLDING, INC. a Delaware corporation
FMG PRODUCTIONS, INC., a Utah corporation
INTERNATIONAL HOLDINGS, INC., a Delaware corporation
USANA HEALTH SCIENCES CHINA, INC., a Delaware corporation
PET LANE, INC., a Delaware corporation

By:    /s/ G. Douglas Hekking
Name: G. Douglas Hekking
Title: Treasurer, Secretary of each of the foregoing Guarantors

UHS ESSENTIAL HEALTH PHILIPPINES, INC.,
a Utah corporation

By:    /s/ G. Douglas Hekking
Name: G. Douglas Hekking
Title: Treasurer

HIYA HEALTH PRODUCTS, LLC,
a Delaware limited liability company

By:    /s/ G. Douglas Hekking
Name: G. Douglas Hekking
Title: Manager

[SIGNATURE PAGES FOLLOW]
[Signature Page to First Amendment]

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ David Barney
Name: David Barney
Title: Senior Vice President

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

By:    /s/ David Barney
Name: David Barney
Title: Senior Vice President

[Signature Page to First Amendment]